Exhibit 32.1


                         IDI Global, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      We, the undersigned, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2003, fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   November 12, 2003           /s/ Kevin R. Griffith
                                    __________________________________________
                                    Kevin R. Griffith
                                    Chief Executive Officer




Date:   November 12, 2003           /s/ Melanie Young
                                    _________________________________________
                                    Melanie Young
                                    Principal Financial Officer